Exhibit 10.3

AMENDMENT AND WAIVER, dated of as May 18, 2017 (this “Amendment”), among the Lenders party hereto, the Administrative Agent and Keane Group Holdings, LLC, a Delaware limited liability company (the “Lead Borrower”).

RECITALS

WHEREAS, the Lead Borrower has entered into that Asset-Based Revolving Credit Agreement dated as of February 17, 2017 (as amended, waived, modified, or otherwise changed, the “ABL Credit Agreement”) with Keane Group, Inc., a Delaware corporation (the “Parent”), the other Borrowers and Guarantors named therein, each Lender from time to time party thereto and Bank of America, N.A. as Administrative Agent and Collateral Agent (in such capacity, the “Administrative Agent”) (capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the ABL Credit Agreement);
WHEREAS, the Lead Borrower and the other Borrowers and Guarantors have entered into that certain Term Loan Agreement dated as of March 15, 2017, by and among the Parent, the Lead Borrower, the persons named on Schedule 1.01A thereto, the guarantors party thereto, each lender from time to time party thereto and Owl Rock Capital Corporation (“ORCC”), as administrative agent and collateral agent (the “Existing Term Loan Agreement”) where the lenders thereunder made a term loan in the aggregate principal amount of $150,000,000;

WHEREAS, the Parent is entering into that certain Purchase Agreement, dated as of May 18, 2017 (the “Purchase Agreement”), by and among RockPile Energy Holdings LLC, RockPile Management Newco, LLC, and RockPile Energy Services LLC (collectively, the “Company”) on behalf of itself and its subsidiaries and the Parent, as buyer, to purchase 100% of the Equity Interests of the Company and consummate the other transactions contemplated thereby (collectively, the “Purchase Transaction”);

WHEREAS, ORCC has issued a commitment letter, dated as of May 18, 2017 (the “ORCC Commitment Letter”), to the Lead Borrower, for a new term loan facility in an aggregate principal amount equal to $285,000,000, of which $150,000,000 will be used to refinance the aggregate outstanding obligations under the Existing Term Loan Agreement and $135,000,000 will be used to, among other things, pay the cash proceeds to the seller in respect of the Purchase Transaction and the fees and expenses related thereto (such term loan facility, as described in the ORCC Commitment Letter, the “New Term Loan Facility”); and

WHEREAS, Section 10.01 of the ABL Credit Agreement permits provisions thereof to be amended or waived with the consent of the Lead Borrower, the Required Lenders and the Administrative Agent;

NOW THEREFORE, as an accommodation to the request of the Lead Borrower on behalf of the agent for the lenders under the Term Loan Agreement, the parties hereto agree as follows:

1.	Amendments:
a.    Amendment and Restatement of Certain Definitions. The definition of “Designated Senior Indebtedness” in Section 1.01 of the ABL Credit Agreement is hereby amended and restated in its as follows:
“‘Designated Senior Indebtedness’ means (a) the Existing NPA Debt and any Permitted Refinancing thereof and (b) on and after the repayment in full of the Indebtedness described in clause (a), Indebtedness on terms (other than any terms described in the following clauses (i), (ii), (iii) and (iv) so long as the conditions set forth in such clauses are satisfied)

reasonably satisfactory to the Administrative Agent that (i) shall mature no earlier than the six-month anniversary of the Maturity Date, (ii) shall not require annual amortization payments in excess of 10% of the aggregate original principal amount of such Indebtedness, (iii) shall not have cross-defaults to Section 7.14, and (iv) the aggregate outstanding principal amount of which shall not exceed the sum of (A) $285,000,000 plus (B) an additional principal amount equal to $150,000,000 plus (C) an unlimited amount subject to (x) Consolidated EBITDA for the four fiscal quarter period occurring immediately prior thereto being in excess of $75,000,000 and (y) immediately after giving pro forma effect thereto and to the use of proceeds thereof, the Fixed Charge Coverage Ratio shall be at least 1.0:1.0, and any Permitted Refinancings thereof.”
b.    Section 1.01. Clause (n) of the definition of “Permitted Disposition” in Section 1.01 of the ABL Credit Agreement is hereby amended and restated in its entirety as follows:
“(n) Dispositions described in Schedule 7.05;”
c.    Section 7.10(b)(xi). Section 7.10(b)(xi) of the ABL Credit Agreement is hereby amended and restated in its entirety as follows:
“customary restrictions contained in the agreement evidencing the Designated Senior Indebtedness and, in each case, any Permitted Refinancing thereof, provided that any such restrictions contained therein, taken as a whole, are no more restrictive or burdensome than the comparable provisions set forth in the Term Loan Documents (as defined in the Intercreditor Agreement), provided that a certificate of a Responsible Officer delivered to the Administrative Agent stating that the Lead Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement,”

2.	Schedules. The Schedules to the ABL Credit Agreement shall be supplemented by adding Schedule 7.05 thereto as set forth in Annex A hereto.

3.
Waiver and Consent. Notwithstanding anything contained in the ABL Credit Agreement and the other Loan Documents, immediately after giving effect to the amendments in Section 1 hereof, each of the Administrative Agent and the Lenders party hereto hereby:

a.
consents to the Purchase Transaction as set forth in the Purchase Agreement as of the date hereof (as amended, waived or otherwise modified thereunder in accordance with this Section 3(a)) and agrees that the Purchase Transaction shall constitute a “Permitted Acquisition” for all purposes under the ABL Credit Agreement and the other Loan Documents so long as (i) the Purchase Transaction is consummated within 120 days of the date hereof and (ii) any contingent consideration (other than the net working capital adjustment) is paid within one year of the date hereof; provided that, unless the Administrative Agent shall have otherwise consented, such consent not to be unreasonably withheld, delayed or conditioned, the Purchase Agreement shall not be amended, waived or otherwise modified by the Lead Borrower or any of its Affiliates, except that (i) the initial cash purchase price of the Purchase Transaction to be paid to the sellers thereunder at closing may be increased if such increase is attributable to the adjustments to the amount of the initial cash purchase price to be paid to the sellers thereunder at closing as set forth in the Purchase Agreement as in effect on the date hereof, (ii) the non-cash portion of the consideration to be paid to the sellers thereunder may be amended, waived or otherwise modified, (iii) the consideration to be paid to the sellers thereunder may be reduced, (iv) the initial cash consideration to be paid to the sellers thereunder may be increased by an amount not exceeding 10% of the amount of consideration to be paid to the sellers thereunder, and (v) any other provision may be amended, waived or otherwise modified to the extent not materially adverse to the interests of the Lenders;

b.
confirms its agreement that (i) the New Term Loan Facility as described in the ORCC Commitment Letter is reasonably satisfactory as required by the definition of “Designated Senior Indebtedness” in the ABL Credit Agreement and (ii) the Indebtedness to be incurred under the New Term Loan Facility will constitute “Designated Senior Indebtedness” for all purposes under the ABL Credit Agreement and the other Loan Documents;

c.
each provide their consent, and direct the Administrative Agent, in its capacity as ABL Collateral Agent under the Intercreditor Agreement, to provide its consent, and the Administrative Agent, in its capacity as ABL Collateral Agent provides its consent, to the refinancing of the Pari Term Loan Debt Obligations (as defined in the Intercreditor Agreement) with Indebtedness incurred under the New Term Loan Facility and that the Indebtedness incurred under the New Term Loan Facility will constitute Pari Term Loan Debt Obligations; and

d.
waives the requirement of Section 7.10 of the ABL Credit Agreement as it applies to the New Term Loan Facility and all other loan documents related thereto as described in the ORCC Commitment Letter as of the date hereof.

The Lenders party hereto constitute the “Required Lenders” as defined in the ABL Credit Agreement and hereby authorize and instruct the Administrative Agent to enter into this Amendment, and hereby agree that all provisions of Article IX of the Credit Agreement apply to any actions of the Administrative Agent pursuant hereto.

This Amendment shall become effective immediately upon the signature hereof by the Lead Borrower, the Lenders party hereto (comprising the Required Lenders) and the Administrative Agent.

The Lead Borrower hereby confirms that all provisions of Section 10.04, 10.07, 10.14 and 10.15 of the Credit Agreement apply to all of the matters covered by this Amendment.

THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THIS AMENDMENT (WHETHER IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

This Amendment shall constitute a “Loan Document” for purposes of the ABL Credit Agreement.

Other than as set forth herein, no provision of any Loan Document is hereby waived, amended or otherwise modified, and, after giving effect to this Amendment, the Loan Documents are hereby ratified and confirmed in all respects. The parties hereto agree that this Amendment shall not constitute a novation of the ABL Credit Agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:

KEANE GROUP HOLDINGS, LLC

By:	/s/ Gregory Powell
Name: Gregory Powell
Title: President and Chief Financial Officer

KEANE FRAC, LP

By:	Keane Frac GP, LLC, its General Partner
By:	KGH Intermediate Holdco II, LLC, its
Managing Member

By:	/s/ Gregory Powell
Name: Gregory Powell
Title: President and Chief Financial Officer

KS DRILLING, LLC

By:	KGH Intermediate Holdco II, LLC, its
Managing Member

By:	/s/ Gregory Powell
Name: Gregory Powell
Title: President and Chief Financial Officer

[Signature Page to Amendment to Keane ABL Agreement]

GUARANTORS:

KEANE GROUP, INC.

By:	/s/ Gregory Powell
Name: Gregory Powell
Title: President and Chief Financial Officer

KGH INTERMEDIATE HOLDCO I, LLC

By:	/s/ Gregory Powell
Name: Gregory Powell
Title: President and Chief Financial Officer

KGH INTERMEDIATE HOLDCO II, LLC

By:	/s/ Gregory Powell
Name: Gregory Powell
Title: President and Chief Financial Officer

KEANE FRAC GP, LLC

By:	KGH Intermediate Holdco II, LLC, its
Managing Member

By:	/s/ Gregory Powell
Name: Gregory Powell
Title: President and Chief Financial Officer

[Signature Page to Amendment to Keane ABL Agreement]

Bank of America, N.A., as Administrative Agent, and
as a Lender

By:	/s/ Hance VanBeber
Name: Hance VanBeber
Title: Sr. Vice President

[Signature Page to Amendment to Keane ABL Agreement]

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Christy L. West
Name: Christy L. West
Title: Authorized Officer

[Signature Page to Amendment to Keane ABL Agreement]

Morgan Stanley Senior Funding, Inc., as a Lender

By:	/s/ Patrick Layton
Name: Patrick Layton
Title: Vice President

[Signature Page to Amendment to Keane ABL Agreement]

Citibank, N.A., as a Lender

By:	/s/ Brendan Mackay
Name: Brendan Mackay
Title: Vice President and Director

[Signature Page to Amendment to Keane ABL Agreement]

PNC Bank, N.A., as a Lender

By:	/s/ Edward Chonko
Name: Edward Chonko
Title: Senior Vice President

PNC Bank, N.A., as a Lender
By:    /s/ Edward Chonko
Name: Edward Chonko
Title: Senior Vice President

[Signature Page to Amendment to Keane ABL Agreement]

Annex A

[Provided under Separate Cover]